Marqeta Announces $100 million Share Repurchase Program

OAKLAND, Calif., September 15, 2022 – Marqeta (NASDAQ: MQ), the global modern card issuing platform, today announced that its Board of Directors has unanimously authorized a share repurchase program of up to $100 million of Marqeta’s Class A common stock.

“The share repurchase program demonstrates the confidence our Board and management team have in the strength of our business and future growth prospects,” said Jason Gardner, Founder and CEO of Marqeta. “We see a specific moment-in-time opportunity for us to execute a share buy-back program as we do not believe our current valuation reflects our performance or our long-term market opportunity. Our strong balance sheet with $1.7 billion in liquidity enables us to execute this program while continuing to invest in both organic and inorganic opportunities to grow the business.”

The Company has provided additional information about the share repurchase in the Form 8-K filed on September 15, 2022 with the Securities and Exchange Commission.

About Marqeta
Marqeta’s modern card issuing platform empowers its customers to create customized and innovative payment cards. Marqeta’s platform, powered by open APIs, gives its customers the ability to build more configurable and flexible payment experiences, accelerating product development and democratizing access to card issuing technology. Its modern architecture provides instant access to highly scalable, cloud-based payment infrastructure that enables customers to launch and manage their own card programs, issue cards and authorize and settle transactions. Marqeta is headquartered in Oakland, California and is enabled in 39 countries globally. For more information, visit www.marqeta.com, Twitter and LinkedIn.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this press release include, but are not limited to, quotations and statements relating to current valuations; changing consumer preferences; consumer adoption of certain digital payment methods, products, and solutions; which payment, banking, and financial services products and solutions may succeed; technological and market trends; Marqeta’s business; Marqeta’s products and services; and statements made by Marqeta’s Founder. Actual results may differ materially from the expectations contained in these statements due to risks and uncertainties, including, but not limited to, the following: any factors creating issues with changes in domestic business, market, financial, political and legal conditions; the effect of and uncertainties related to the global COVID-19 pandemic on U.S. and global economies and demand for Marqeta’s services and products; the uncertainties and direct and indirect effects of the significant military action against Ukraine launched by Russia, including threats of attacks against U.S. financial institutions as retaliation against financial institutions for sanctions imposed against Russia; the risk that Marqeta is unable to further attract and grow its customer base; the risk that consumers will not perceive the benefits of Marqeta’s products and services, including digital payment and banking products and services; the risk that Marqeta's products and services do not operate as intended, including digital payment and banking products and services; the risk that Marqeta’s products and solutions will not achieve the expected market acceptance, including digital payment and banking products and services; the risk of market conditions outside the control of Marqeta; and, the risk that competition could reduce expected demand for Marqeta’s products and services, including digital payment and banking products and services. Detailed information about these risks and other factors that could potentially affect Marqeta’s business, financial condition and results of operations are included in the “Risk Factors” disclosed in Marqeta's Annual Report on Form 10-K for the year ended December 31, 2021, as such risk factors may be updated from time to time in Marqeta’s periodic filings with the SEC, available at www.sec.gov and Marqeta’s website at http://investors.marqeta.com. The forward-looking statements in this press release are based on information available to Marqeta as of the date hereof. Marqeta disclaims any obligation to update any forward-looking statements, except as required by law.